Supplement dated August 24, 2009 to Prospectuses dated May 1, 2009 for

AnnuiChoice® II Flexible Premium Variable Annuity

Issued by Integrity Life Insurance Company

Through its Separate Account I

This is a supplement to the prospectus identified above.  Please retain this supplement to the prospectus for future reference.

In Part 5 – Terms of Your Variable Annuity, in the section titled “Your Contributions,” the minimum initial contribution is $50,000 if the annuity contract is purchased in certain distribution outlets, currently at distribution outlets affiliated with Fifth Third Bank.  The increased minimum initial contribution is related to an enhanced commission offered within any such distribution outlets.